Exhibit 1


                        JOINT FILING AGREEMENT AMONG
                   HARRY E. FIGGIE, JR., NANCY F. FIGGIE,
          HARRY E. FIGGIE, III, MARK P. FIGGIE, MATTHEW P. FIGGIE,
        THE FIGGIE FAMILY FOUNDATION, THE CLARK-RELIANCE CORPORATION


                WHEREAS, in accordance with Rule 13d-1(f) under the Securities and Exchange Act of 1934 (the "Act"), only one joint Statement and any amendments thereto need be filed whenever one or more persons are required to file such a Statement or any amendments thereto pursuant to
Section 13(d) of the Act with respect to the same securities, provided that said persons agree in writing that such Statement or any amendments thereto is filed on behalf of each of them;

                NOW, THEREFORE, the parties hereto agree as follows:

                Harry E. Figgie, Jr., Nancy F. Figgie, Harry E. Figgie, III, Mark P. Figgie, Matthew P. Figgie, The Figgie Family Foundation, and the Clark-Reliance Corporation do hereby agree, in accordance with Rule 13d-1(f) under the Act, to file an amended Schedule 13D relating to their ownership of the Class B Common Stock of Figgie International, Inc., and do hereby further agree that said Amendment shall be filed on behalf of each of them.

Dated:  November 14, 1995

                                         By:  /s/ Harry E. Figgie, Jr.
                                              _________________________
                                              Harry E. Figgie, Jr.


                                         By:  /s/ Nancy F. Figgie
                                              ________________________
                                              Nancy F. Figgie


                                         By:  /s/ Harry E. Figgie, III
                                              _________________________
                                              Harry E. Figgie, III


                                         By:  /s/ Mark P. Figgie
                                              ________________________
                                              Mark P. Figgie


                                         By:  /s/ Matthew P. Figgie
                                              ________________________
                                              Matthew P. Figgie


                                         By:  /s/ Harry E. Figgie, Jr.
                                              ________________________
                                              Harry E. Figgie, Jr.,
                                              for the Figgie Family
                                              Foundation


                                         By:  /s/ Harry E. Figgie, III
                                              ________________________
                                              Harry E. Figgie, III for
                                              the Clark-Reliance
                                              Corporation